Exhibit 10.2

SERIES A PREFERRED STOCK EXCHANGE AGREEMENT

This SERIES A PREFERRED STOCK EXCHANGE AGREEMENT (the “Agreement”), dated as of [            ], 2014, is made by and among Coliseum Capital Partners, L.P., a Delaware limited partnership, Coliseum Capital Partners II, L.P., a Delaware limited partnership, Coliseum Capital Co-Invest, L.P., a Delaware limited liability company, and Blackwell Partners, LLC, a Georgia limited liability company (each, an “Investor”, and collectively, the “Investors”), and The Providence Service Corporation, a Delaware corporation (the “Company”).

RECITALS

A. The Company and the Investors are party to that certain Standby Purchase Agreement, dated as of October 23, 2014 (the “Standby Purchase Agreement”), pursuant to which, among other things, the Company has agreed to sell shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) pursuant to a registered rights offering (the “Rights Offering”), and the Investors have agreed to purchase any Series A Preferred Stock that are not sold in the rights offering.

B. The Standby Purchase Agreement provides for this Agreement to be executed and delivered by the Company and the Investors in order to provide that shares of the Series A Preferred Stock Beneficially Owned by the Investors and acquired by them initially and directly (i) in the Rights Offering pursuant to the exercise of the relevant subscription rights, if any, (ii) pursuant to their respective obligations under Standby Purchase Agreement to purchase Unsubscribed Shares in the respective Commitment Amounts as defined and provided therein, and (iii) pursuant to the option in respect of Additional Shares as defined and provided therein (collectively, the “Exchangeable Shares”), may be exchanged for shares of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”), in accordance with the terms and provisions hereof. Except with respect to shares of Series A Preferred Stock defined as “Exchangeable Shares” herein, no other shares of Series Preferred Stock shall be entitled to the exchange rights set forth herein.

B. In the event the Stockholder Approval (as defined in the Certificate of Designations of Series A Convertible Preferred Stock of the Company (the “Series A Designation”)) has not been obtained by [            ], 201[    ]1 (the “Stockholder Vote Deadline”), each Investor wishes to exchange such Investor’s Exchangeable Shares for shares of Series A-1 Preferred Stock, on the terms and conditions set forth herein.

C. The Company and the Investors are executing and delivering this Agreement in reliance on the exemption from securities registration afforded by the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended.

[1]	The date that is 270 days from the Issue Date.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.	EXCHANGE AND CLOSING.

(a) Exchange of Exchangeable Shares for Series A-1 Preferred Stock. The Company and the Investors hereby agree that if the Stockholder Approval has not been obtained by the Stockholder Vote Deadline, then on and as of the date immediately following the Stockholder Vote Deadline, all of the Exchangeable Shares automatically (without further action) will be exchanged for that number of shares of Series A-1 Preferred Stock equal to the quotient obtained by dividing (i) the aggregate Liquidation Preference (as defined in the Series A Designation) then in effect with respect to the aggregate number of Exchangeable Shares to be exchanged, by (ii) $100 (such shares of Series A-1 Preferred Stock obtained in the exchange, the “Acquired Securities”), plus cash in lieu of fractional shares, as set out in Section 1(b).

(b) Fractional Shares. No fractional shares of Series A-1 Preferred Stock will be delivered to the Investors upon exchange. In lieu of fractional shares otherwise issuable, the Investors will be entitled to receive an amount in cash equal to the fraction of a share of Series A-1 Preferred Stock, multiplied by $100. The determination as to whether the number of shares of Series A-1 Preferred Stock to be delivered to an Investor upon the exchange of such Investor’s Exchangeable Shares will include a fractional share (in lieu of which cash would be paid hereunder) shall be based on the aggregate number of Exchangeable Shares of such Investor that are being exchanged pursuant to Section 1(a).

(c) Exchange of Certificates. At the Closing (as defined below), (i) the Company shall deliver to each Investor, and each Investor shall receive from the Company on the Closing Date (as defined below), one or more certificates representing the number of shares of Acquired Securities issuable to such Investor pursuant to Section 1(a), in each case duly executed on behalf of the Company and registered in the name of such Investor, and (ii) each Investor shall (A) deliver to the Company, and the Company shall receive from each Investor on the Closing Date, certificates representing the applicable Exchangeable Share with respect to such Investor (the “Certificates”), in each case duly endorsed for transfer and/or accompanied by a duly executed stock transfer power to the Company in the form attached as Exhibit A or (B) transfer to the Company all remaining interests in any Exchangeable Shares with respect to such Investor in book-entry form in compliance with the Depositary Trust Company’s procedures with respect thereto (such deliveries to the Company by the Investors, collectively, the “Exchange”). Effective as of the effective date of the exchange contemplated by Section 1(a), all of the Exchangeable Shares shall be deemed cancelled and each Investor forever forfeits and waives all rights to and claims under the Exchangeable Shares delivered to the Company in the Exchange, and to the extent not delivered to the Company, the Certificates or book-entry interests, as the case may be, shall represent only the right to receive new shares representing the Acquired Shares. Each Investor hereby authorizes and directs the Company to marked “cancelled” on the Certificates effective as of the Closing.

(d) Closing. The closing (the “Closing”) of the Exchange shall occur at the offices of Paul Hastings LLP, 75 East 55th Street, New York, NY 10022. The date and time of the Closing (the “Closing Date”) shall be 9:30 a.m., New York time, on the fifth (5th) Business Day immediately following the Stockholder Vote Deadline. As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

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2.	REPRESENTATIONS AND WARRANTIES OF THE PARTIES; ACKNOWLEDGEMENT.

(a) Each Investor, severally and not jointly, represents and warrants to the Company that as of the effective date of the exchange contemplated by Section 1(a) and on the Closing Date such Investor will be the record and Beneficial Owner of all of the Exchangeable Shares to be exchanged by such Investor pursuant to this Agreement, free and clear of any preemptive rights and any direct or indirect charge, pledge, option, mortgage, deed of trust, hypothecation, security interest, royalty or similar right, warrant, purchase right, lease, license or other encumbrance (other than restrictions pursuant to applicable law) (collectively, “Liens”). Upon consummation of the transactions contemplated by this Agreement, the Company will obtain good and valid title to the Exchangeable Shares exchanged by such Investor pursuant to this Agreement and such Exchangeable Shares shall be free and clear of any Liens (other than any Liens imposed upon the Series A Preferred Stock by the Company).

(b) The Company represents and warrants to the Investors that the issuance of the Acquired Securities will be, as of the Closing, duly authorized and upon issuance in accordance with the terms of this Agreement such Acquired Securities shall be validly issued, fully paid and non-assessable.

(c) The Company and each of the Investors acknowledge that no commission or other remuneration has been paid or given directly or indirectly for soliciting the Exchange.

3.	MISCELLANEOUS.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Entire Agreement; Amendments. This Agreement and the Standby Purchase Agreement and the schedules and exhibits attached hereto and thereto constitute the entire understanding among the Investors and the Company, and supersede all prior agreements and understandings related to the subject matter hereof. This Agreement may be modified or amended only with the written consent of the Company and the Investors.

(d) Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in accordance with the notice provisions of the Standby Purchase Agreement.

(e) Assignment. The Investors shall not assign this Agreement or any of their rights hereunder without the Company’s prior written consent.

[signature pages follow]

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IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

THE PROVIDENCE SERVICE CORPORATION

By:
Name:
Title:

[Signature Page to Series A Preferred Stock Exchange Agreement]

IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

INVESTORS:

COLISEUM CAPITAL PARTNERS, L.P.

By:
Name:
Title:

COLISEUM CAPITAL PARTNERS II, L.P.

By:
Name:
Title:

COLISEUM CAPITAL CO-INVEST, L.P.

By:
Name:
Title:

BLACKWELL PARTNERS, LLC

By:
Name:
Title:

[Signature Page to Series A Preferred Stock Exchange Agreement]

EXHIBIT A

STOCK POWER

For Value Received,                      (“Transferor”) hereby sells, assigns and transfers unto The Providence Service Corporation, a Delaware corporation (the “Company”),                      (                 ) shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company, standing in the name of Transferor on the books of the Company and represented by Certificate No.          herewith, and does hereby irrevocably constitute and appoint                      or any officer of the Company attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:                  , 201

MEDALLION
SIGNATURE GUARANTEED: